UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2024

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On November 18, 2024, the Audit Committee of the Board of Directors of Super Micro Computer, Inc. (the “Company”) appointed BDO USA, P.C. (“BDO”) as the Company’s new independent registered public accounting firm. A copy of the press release (the “Press Release”) announcing, among other things, the appointment of BDO is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the fiscal years ended June 30, 2024 and 2023 and the subsequent interim periods through November 18, 2024, neither the Company nor anyone on its behalf has consulted with BDO regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 8.01	Other Events
As announced in the Press Release, on November 18, 2024, the Company submitted a compliance plan (the “Compliance Plan”) to The Nasdaq Stock Market (“Nasdaq”) to support its request for an extension of time to regain compliance with the Nasdaq continued listing requirements. In the Compliance Plan, the Company indicated that it believes it will be able to file its Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 and become current with its periodic filings within the discretionary period available to the Nasdaq staff to grant.

Cautionary Statement Regarding Forward Looking Statements

Statements contained in this Current Report on Form 8-K that are not historical in fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate, among other things, to steps taken to achieve compliance with the Nasdaq continuing listing requirements and the timing for filing of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 and become current with its periodic filings. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties, including, but not limited to, the outcome of Nasdaq’s review of the compliance plan, the Company’s and BDO’s ability to complete the audit necessary to file the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 and review procedures necessary to file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 and for the Company to become current with its periodic filings, and those other factors contained in the Company’s filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated November 18, 2024

104	Cover Page Interactive Data File

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: November 18, 2024	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)